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EXHIBIT 32

                                  CERTIFICATION

I, Jack Brehm, Chief Executive Officer, Chief Financial Officer (principal accounting officer) of CDMI Productions, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that

1. The annual report on Form 10-KSB of the Company for the annual period ended October 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.



Dated; February 11, 2004
                                            Name: /s/ Jack Brehm

                                            Title: Chief Executive Officer,
                                                   Chief Financial Officer
                                                  (principal accounting officer)



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